EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 of our report dated April 22, 1999 included in Canandaigua Brands, Inc.'s Form 10-K for the year ended February 28, 1999 and to all references to our Firm included in this registration statement.



                                                  /s/ Arthur Andersen LLP



Rochester, New York,
  July 13, 1999